UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 16, 2010

PLANGRAPHICS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-14273	84-0868815
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 16827 Livingston Road, Lutz, Florida 33559-7615
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 545-7800

Suite 200, Business Boulevard, Sarasota, Florida 34240
(Former Name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD Disclosure

7.01 Regulation FD Disclosure.

On March 16, 2010, PlanGraphics issued a press release.  The press release is filed with this report as Exhibit 99.1

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued March 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANGRAPHICS, INC.

/s/ Paul A. Henley
Paul A. Henley
Chief Executive Officer

March 18, 2010